SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.______)

_X_ Filed by the Registrant
___ Filed by a Party other than the Registrant
___ Check the appropriate box

___ Preliminary Proxy Statement                ___  Confidential, For Use of
                                               the Commission Only (as permitted
                                               by Rule 14a-6(e)(2))

___  Definitive Proxy Statement
_X_  Definitive Additional Materials
___  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       New Century Energies, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
  _X_ No fee required

  ___ Fee computed on table below per Exchange Act Rules 14A-6(i )(1) and 0-11

(1)   Title of each class of securities to which transaction applies

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(2) Aggregate number of securities to which transaction applies

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined)

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___   Fee paid previously with preliminary materials
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___  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

(1)   Amount previously paid
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(2)   Form, Schedule or Registration Statement no
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(4)   Date Filed
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



June 10, 1999


Dear Fellow Shareholder:

We have previously sent to you proxy material for the Special Meeting of New Century Energies, Inc. to be held on June 28, 1999. Your Board of Directors has unanimously recommended that the shareholders vote in favor of the proposed merger with Northern States Power Company.

Since approval of the merger requires affirmative vote of a majority of the outstanding shares of common stock, your vote is important, no matter how many or how few shares you own. If you have not already done so, please vote your shares by marking, signing and dating the enclosed proxy card and returning it in the envelope provided. You may also vote your shares by telephone or through the Internet by following the instructions provided on the enclosed proxy card.


Very truly yours,


/s/ Bill D. Helton
Bill D. Helton


            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                          INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-877-750-5836

                                IMPORTANT NOTE:
  If you hold your shares through a bank or broker, you may be able to vote by telephone or via the Internet.
            Please call Innisfree at 1-877-750-5836 for assistance.